Investor Presentation

September 2024



Astrana Health

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes, except as otherwise noted below. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as EBITDA margin targets, adjusted EBITDA, and the projected adjusted EBITDA in 2024 and in future years for planned acquisitions, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

Astrana Accelerates Healthcare Transformation At Scale

Astrana Health is a healthcare platform that organizes and empowers providers to drive **accessible, high-quality, and high-value care for all patients** through a provider-centric, technology-driven approach via its three business segments:

Care Partners
Affiliated and employed provider network, empowered to take risk across all health plan lines of business to deliver integrated care

Care Delivery
Flexible footprint of owned primary care and multi-specialty clinics with employed providers who deliver personalized care

Care Enablement
Full-stack technology and solutions platform, empowering providers to deliver the best possible care to all patients in their communities

Astrana's platform combines

Scale

~1 million
Members in value-based care arrangements

10,000+
Astrana Health providers[1]

20+
Payer partners

32+
Markets

Demonstrable Clinical Outcomes

▼42%
Fewer hospital admissions[2]

Financial Strength

$1.59B
TTM Revenue[3]

$171.2M
TTM Adj. EBITDA[3]

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information
1. Includes contracted and employed providers in our provider network, across all specialties, across Care Partners and Care Enablement segments
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Medicare Advantage patients across all consolidated IPAs and compared against relevant benchmark
3. For the trailing twelve months ended June 30, 2024

Astrana Health exists to...

...Improve access to care

- Build **broad networks of affiliated** Primary and Specialty care providers, supplemented with **employed providers**
- Meet a diverse set of patients across **all care settings**

10,000+

Employed and affiliated providers[1]

...Power high-quality outcomes

- Deliver consistent care **and superior clinical outcomes** through provider-centric, purpose-built tools
- Keep our patients healthier and happier, **improving overall quality of life**

↓42%

Fewer hospital admissions/k vs. benchmark[2]

...Drive high-value care

- Engage patients in preventive care and coordinate high-value care to **reduce unnecessary medical spend**
- Drive savings and **sustainable unit economics** through 30+ years of clinical data insights

↓~1,350bps

Decrease in MCR from 2019-2023[3]

1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Medicare Advantage patients across all consolidated IPAs and compared against relevant benchmark
3. MCR, or Medical Cost Ratio, calculated as Cost of services, excluding depreciation and amortization, divided by Total Revenue; based on Astrana Health's Core SoCal market, comprised of ~236k members in 2019 and ~319k members as of 12/31/2023

We do this by transforming the status quo into a highly coordinated, high-value, and accessible healthcare ecosystem

Status Quo



- ✖ Insufficient & costly access to quality care
- ✖ Poor provider and patient satisfaction
- ✖ Limited technology & coordinated care

The Astrana Health Model

aetna | cigna | Elevance Health | CENTENE Corporation | Humana | MOLINA HEALTHCARE | United Healthcare | + ~20 Others


Affiliate providers
Care Delivery
Risk-bearing organization (Care Partners)

Care Enablement

Data Infrastructure and Provider Solutions	Clinical and Care Coordination Solutions	Payer Delegation Solutions

Through our flexible approach, we organize and empower providers across the U.S., building towards a future where all Americans have access to high-quality and high-value healthcare

We transform healthcare delivery through our three segments: Care Partners, Care Delivery, and Care Enablement

○ Risk-bearing organization (Care Partners)

aetna | CENTENE Corporation | cigna | Elevance Health | Humana | Medicaid | Medicare | MOLINA HEALTHCARE | United Healthcare | + ~20 Others



- Affiliate providers
- Care Delivery
- Risk-bearing organization (Care Partners)

Care Partners



Affiliate Providers

Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics

Care Delivery

Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics

Care Enablement



Third-Party Clients

Data Infrastructure and Provider Solutions

- Ops Automation
- VBE[1] Suite & Data Lake
- Point of Care Tools
- Analytics & Reporting

Clinical and Care Coordination Solutions

- Quality
- Clinical Programs
- RPM[2]
- UM[3] & Care Management

Payer Delegation Solutions

- Provider Relations
- Contracting & Credentialing
- Revenue Cycle
- Prior Authorization

1. Value-Based Enablement
2. Remote Patient Monitoring
3. Utilization Management

Care Partners is our risk-bearing network made up of our provider partners, both affiliated and employed

○ Risk-bearing organization (Care Partners)

aetna | CENTENE Corporation | cigna | Elevance Health | Humana | Medicaid | Medicare | MOLINA HEALTHCARE | United Healthcare | + ~20 Others

Care Partners



Affiliate Providers
- Primary Care
- Ancillary Services
- Multi-Specialty
- Outpatient Clinics

Care Delivery
- Primary Care
- Ancillary Services
- Multi-Specialty
- Outpatient Clinics

Care Enablement
- Data Infrastructure and Provider Solutions
- Clinical and Care Coordination Solutions
- Payer Delegation Solutions

- Acts as a "single payer" for our network of providers, enabling VBC arrangements (i.e., full-risk contracts)
- Serves all patients, including Medicare FFS, Medicare Advantage, Medicaid, Commercial and Exchange
- Enables continuity of care in Astrana Health's ecosystem across age, stage of life, or life circumstance
- Empowers providers, with support from our Astrana Health's Care Teams, Care Enablement technology, and operations platform
- Meets providers where they are; enables independent providers to remain independent while succeeding in value-based care

7,200+	~880K	~85%	10–20%
Affiliated Astrana Providers[1]	Members in VBC Contracts	Astrana Health's Revenue Mix[2]	Long-term EBITDA Margin Target

Note: See "Use of Non-GAAP Financial Measures" slide for more information
1. Includes contracted and employed providers in our provider network, across all specialties, and including only Consolidated providers
2. For the trailing twelve months ended June 30, 2024; Astrana Health standalone data

Care Delivery is our network of employed providers and owned clinics, increasing access in underserved communities

○ Risk-bearing organization (Care Partners)

aetna | CENTENE Corporation | cigna healthcare | Elevance Health | Humana | Medicaid | Medicare | MOLINA HEALTHCARE | United Healthcare | + ~20 Others

Care Delivery



AstranaCare

Affiliate Providers		Care Delivery	
Primary Care	Ancillary Services	Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics	Multi-Specialty	Outpatient Clinics

Care Enablement

Data Infrastructure and Provider Solutions | Clinical and Care Coordination Solutions | Payer Delegation Solutions

- Primary care, multispecialty care, imaging, and laboratory clinics with 61 locations across 3 states to enhance access to care for patients
- We analyze our Care Partners networks by specialty and geography, and build / acquire practices and provider groups to fulfill network gaps in access, and ensure patients have high-quality access to care
- Ability to build out clinics tailor-made for specific markets helps us scale as we enter de novo into new markets
- Provides Astrana Health with a de-risked growth avenue, as we can acquire high-performing Care Partners or Care Enablement clients

>61	>800k	~7%	10–20%
Locations	Unique Patients Seen Annually	Astrana Health's Revenue Mix[1]	Long-term EBITDA Margin Target

Note: See "Use of Non-GAAP Financial Measures" slide for more information

1. For the trailing twelve months ended June 30, 2024; Astrana Health standalone data

Care Enablement is our end-to-end clinical, operational, and administrative platform which empowers providers and care teams in a scalable way

aetna CENTENE Cigna Elevance Health Humana Medicaid Medicare MOLINA HEALTHCARE United Healthcare + ~20 Others

Care Partners



Affiliate Providers		Care Delivery	
Primary Care	Ancillary Services	Primary Care	Ancillary Services
Multi-Specialty	Outpatient Clinics	Multi-Specialty	Outpatient Clinics

Care Enablement

- Data Infrastructure and Provider Solutions
- Clinical and Care Coordination Solutions
- Payer Delegation Solutions

- Our technology and support platform enhances delivery of high-quality and high-value care to our patients
- Our Care Enablement tools are leveraged across our Care Partners and Care Delivery lines of business
- Our Care Enablement solutions are also used by 3rd party providers outside of our ecosystem
- Our platform is underpinned by 30+ years of real-world data, driving superior clinical and financial outcomes

10,000+	~1M	~8%	20-30%
Providers in Astrana Health Network[1]	Members in VBC Contracts	Astrana Health's Revenue Mix[2]	Long-term EBITDA Margin Target

Note: See "Use of Non-GAAP Financial Measures" slide for more information

1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers
2. For the trailing twelve months ended June 30, 2024

Across our business, Astrana's providers build longitudinal relationships with our diverse patients across all life situations

1 million
Total value-based lives

Diverse patient demographics[3]


13%
6%
12%
21%
48%
Hispanic / Latino
AAPI[1]
White / Caucasian
Black / African American
Other

Robust provider retention

98%
Avg annual provider retention[2]

Experienced providers

11.1
Average provider tenure of Care Partners providers

Astrana Health serves members across their lifetimes...

Membership by Age Group[4]


7%
24%
36%
23%
10%
< 18 yrs
18 - 45 yrs
45 - 65 yrs
65 - 85 yrs
85+ yrs

... and across their insurance context

Revenue By Payer Type[5]


4%
50%
37%
9%
Medicare
Medicaid
Commercial
Other Third Parties

Revenue By Payer[5]


31%
15%
11%
9%
34%
Payer A
Payer B
Payer C
Payer D
Others

aetna CENTENE cigna Elevance Health Humana Medicaid Medicare MOLINA HEALTHCARE UnitedHealthcare + Others

Source: U.S. Census Bureau, CMS
1. Asian American and Pacific Islander
2. Based on Care Partners provider network
3. Astrana population data as of 2022
4. Astrana membership data as of 2024
5. Revenue for the six months ended June 30, 2024

The Astrana Playbook: Repeatable Levers for Scalable Outcomes

Growth: Sustainably growing membership to bring better care to more Americans

- Growth within our existing markets (CA, NV, TX)
- Expansion into new geographies (AZ, HI, & more)

Risk Progression: Increasing alignment through total cost of care responsibility in value-based arrangements

- ~1M total members in VBC arrangements[1]
- 236K full risk members across Medicare, Medicaid, and Commercial LOBs[1,2]

Outcomes and Cost: Achieving superior patient outcomes while managing cost

- Admits/K 42% below benchmark[3]
- Maintaining access to high-quality care and moderating increasing cost trends

Operating Leverage: Driving operating leverage across our business through our Care Enablement suite

- 85% of Care Partners PCP's active on Astrana point-of-care tool across all lines of business
- 70% of prior authorizations auto-approved[4]

1. As of June 30, 2024, excluding ACO
2. Lines of Business
3. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from all consolidated IPAs (Medicare Advantage) and compared against relevant CMS benchmark
4. Care Partners equipped with automated prior authorizations

We demonstrated our ability to provide better care at lower cost in our core market, where we continue to have significant whitespace to grow

California


1992
2019
2021-2022
2023
2024
14.4M
Population Reach
20.6M
Population Reach
26.7M
Population Reach
~$380B
CA TAM Opportunity

Launched in Southern CA

Los Angeles 9.7M pop.[1]

MCR Improvement: ~(1,350) bps[2]

Built density in Southern CA

San Bernardino 2.2M pop.[1]

Riverside 2.5M pop.[1]

MCR Improvement: ~(750) bps[2]

Expanded into Northern CA

Bay Area 6.2M pop.[1]

MCR Improvement: ~(950) bps[3]

Expanded into Central CA

Central Valley 6.1M pop.[1]

Deepened CA alignment

Community Family Care Health Plan and RKK License acquisition

Prime Community Care of Central Valley and BASS Medical Group join Care Partners

Anthem Blue Cross partnership

6 additional Care Delivery sites

Source: U.S. Census Bureau, population data as of 2022; CMS
1. County population data as of 2022
2. Reflects the MCR improvement from 2019 to 2023
3. Reflects MCR improvement from 2021 to 2023

We continue to grow into new markets to serve and invest in additional communities across the country

Nevada

2022



Clark 2.3M pop.

- Planned to be run-rate breakeven in adj. EBITDA exiting 2024
- In 2024, three new de novo primary care clinics opened in Blue Diamond, Pahrump, and Henderson
- Almost 500% increase from Jan 2023 in visits[1]
- >100 providers within Care Partners

Texas

2023



Tarrant 2.2M pop.

Harris 4.8M pop.

- >130 providers within Care Partners
- CHS' network in Texas encompasses around 350 PCPs serving over 10,000 Medicare Advantage lives
- CHS' full risk and delegated contracts advance Astrana's ability to participate in value-based arrangements in Texas

Arizona[2]

2024



Maricopa 4.4M pop.

- >40 primary care providers within Care Partners
- Participating in value-based arrangements in 2025
- Planning to be implemented on Care Enablement platform by end of year

Hawaii

2024



Honolulu 1.0M pop.

Hawaii 0.2M pop.

Maui 0.2M pop.

- >100 PCPs serving over 10,000 Medicare patients
- Planning to be implemented on Care Enablement platform by end of Q3 2024

Note: For more information, see "Use of Non-GAAP Financial Measures" slides for more information

Source: U.S. Census Bureau; population data as of each respective year; Centers for Medicare and Medicaid Services, Office ofthe Actuary, National Health Statistics Group

1. As of July 2024
2. Arizona market expected to go live in 2025

Planned acquisition of CHS expected to accelerate our density in existing markets and create footholds in attractive new markets

CHS: A Managed Services Organization, currently owned by Centene

9[1]	~100k	2.5k
States	Member lives	PCPs

Strategic rationale for the planned acquisition

Scale in Texas	✦ 350 PCPs serving over 10,000 Medicare Advantage lives ✦ Additional full risk contracts
New Geographies	✦ Attractive new geographies, including Alabama, Connecticut, Georgia, Maryland, New Mexico, and Virginia
Operating leverage	✦ Clinical and operational efficiencies to be achieved across the CHS enterprise using Astrana's technology platform
Centene Partnership	✦ Astrana and Centene will continue to work together to expand the scope of their existing value-based partnerships

Path to Profitability, Adj. EBITDA	*2024P*	*2025P*	*2027P*
	Up to ($10M) standalone	Approx. breakeven	At least $10M

Transaction highlights

Cash consideration	+	Earnout potential
$37.5M		$21.5M

Anticipated revenue run rate 2025P

$450M

Expected close

Q4 2024

1. New markets with at least 3,000 members anticipated in 2025

Astrana's Pro-Forma Footprint to Span the Country


Existing markets
Existing market with increased density
New markets[1] (AZ, NM, AL, GA, FL, VA, MD, CT)

Note: Pro-forma, anticipated for 2025, as of August 7th, 2024, assuming the closing of the proposed acquisition of Collaborative Health Systems

1. New markets with at least 3,000 members anticipated in 2025

As we increase alignment through total cost of care responsibility, our unit economics improve demonstrably



Partial-risk
Full-risk
100%
40%
12.5 – 25%
EBITDA Margin to Astrana Health
~5-10%
Total Premium
Retained by Health Plan
Institutional spend[1]
Revenue to Astrana Health
Cost of care[2]
OpEx[3]
EBITDA to Astrana Health
100%
85%
10 – 20%
EBITDA Margin to Astrana Health
~9-17%
Total Premium
Retained by Health Plan
Revenue to Astrana Health
Cost of care[2]
OpEx[3]
EBITDA to Astrana Health

As we shift lives into full-risk arrangements, we capture a higher portion of the premium dollar, deliver high-quality and high-value care, leading to superior outcomes and improved unit economics

Note: See "Use of Non-GAAP Financial Measures" slide for more information.
1. Medical spend for Hospitals / Facilities
2. "Cost of care" includes all clinical spend, e.g. payments for Primary Care services, payments for specialty and ancillary provider services, and shared savings payments to Astrana Health's Care Partners in partial risk contracts; also includes spend for hospital inpatient services in full risk contracts
3. Includes operating expense and corporate overhead, as well as intercompany Care Enablement fees, excluding interest, tax, depreciation and amortization

We are increasing the full-risk share of our business to better align incentives around patient outcomes and improve unit economics


Capitated Revenue by Risk Arrangement[2]
100%
65%
35%
53%
47%
40%
60%
33%
67%
2021
2022
2023
June 2024[1]
January 2025E


Members by Risk Arrangement[3]
72%
28%
June 2024
Full risk
Partial risk
Projected

Our partial-risk membership presents an **embedded opportunity** for increased platform value and risk alignment. We succeed in these contracts by **continuing to drive positive patient outcomes**

1. Revenue for the three months ended June 30, 2024
2. Revenue by risk arrangement represents capitation revenue only
3. Members by risk arrangement represent Care Partners membership only

Our purpose-built, intelligent, value-based care platform drives scalable and repeatable results across our business


Provider Portal
Annual Visit

Provider Empowerment and Engagement

- All-in-one point-of-care tool for both providers and practices
  - Check member eligibility
  - Submit & receive auto-approval for prior auths
  - View & act on quality and risk adjustment gaps
  - Collaborate w/ Care Teams[1]
  - View longitudinal patient records, SDOH[2], and population health data



Care Management & Patient Outcomes

- Intelligent patient population risk stratification
- Focused and purposeful member Care Management Plans to ensure evidence-based solutions and responses
- 250+ full-time employees on our Care Teams[1], improving delivery of care and patient outcomes


Specialty Group
Los Angeles
San Bernardino
San Francisco
Las Vegas
Houston
IM/FM/GP
RADIOLOGY
LABORATORY
EMERGENCY MEDICINE
OBSTETRICS & GYNECOLOGY
CARDIOLOGY
ORTHOPEDIC SURGERY
MULTI SPECIALTY
URGENT CARE
PHYSICAL THERAPY
GASTROENTEROLOGY
HOSPITAL
DMEPOS
HEMATOLOGY/ONCOLOGY
PEDIATRICS
HOSPITALIST
FAMILY PLANNING
GENERAL SURGERY
NEUROLOGY
ANESTHESIOLOGY

Population Health & Analytics

- NCQA-certified HEDIS® engine drives actionable insights, closing gaps in care
- Composable "Command Center" dashboard highlights trends[3] and opportunities to improve access and quality
- Care access analytics highlights provider network opportunities

1. Astrana Health's Care Team includes MDs, NPs, PAs, RNs, LVNs, etc.
2. SDOH = Social Determinants of Health
3. Trends are customizable by specialty, by region, with trends in prior authorization counts, utilization, costs, among other trends

Proprietary point-of-care tool empowers providers to self-serve patient context, coordinate care, and achieve better patient outcomes

Providers empowered by our technology…


Provider Portal
Incomplete Measures
Example workflow:
Controlling blood pressure
Eligibility
Authorization
Claims
Case Management
New Documents
HCC
Resources
Contact Us
Vendor Portal
ACO Portal
Only the systolic AND diastolic blood pressure reading of the last office visit of the year will close the gap, if both are under control.
Compliant Office BP Reading - Upload Report:
Upload Documents
Date of Service (*):
or
Select Systolic Reading (*):
Systolic < 130 mm Hg
130 < Systolic < 139 mm Hg
Systolic >= 140 mm Hg (does not qualify as controlled)
Select an ICD Code (*):
I10
I11.0
I12.0
I13.0
I13.11
I13.2
Select a CPT Code (*):
3074F
Date of Service (*):

98%+ of members attributed to a PCP active in point-of-care tool[1]

85% of PCPs active point-of-care tool users[1]

86% of Medicare PCPs generating prior authorizations in point-of-care tool[2]

70%+ HEDIS care gaps closed through point-of-care tool[4]

…see improved outcomes across the board

Provider quality outcomes compared by usage[2,3]

Full year 2023 quality outcomes


HCC recapture rates
HEDIS rates
Annual Wellness Visit rates
85%
80%
75%
70%
65%
60%
55%
Lowest engaged users
Highest engaged users

Source: 2023 and 2024 Astrana Claims, Utilization Management, and product usage data

1 Providers in Care Partners; All LOBs
2 Providers in Care Partners; Medicare population
3 Usage defined as actions taken in the point-of-care tool
4 71% HEDIS care gaps closed in 2023 for Medicare Advantage population of Care Partners, as tracked through our proprietary NCQA-certified HEDIS engine

Proprietary workflow software empowers Astrana's clinical teams with real-time data to drive care coordination and access

Technology pairs with clinical staff...



Astrana Health
AYCE
Productivity Report
0 Auths Processed
0 Auths Created
0 Cases Created
Workflow
Authorizations
Cases
Member Search
Provider Search
Denials
Admin
Log Out
Dashboard
AAMG
ADV
AHC
ALPHA
AMNV
Total Open Auths
TAT At Risk
Urgent
Total Open
TAT At Risk
Urgent
Queue
Auth No
Request Date
Auth Status
Priority
HP Code
Assigned To
Assigned By
Assigned Date

99% of all acute inpatient admits actioned within 24 hours of notification[1]

90%+ of all acute inpatient admits notified through real-time ADTs

70% of prior authorizations auto-approved, driving increased access for patients with instantaneous approvals[2]

Daily rounds with inter-disciplinary care teams and dedicated discharge planning teams to reduce unnecessary length of stay *and* readmits[4]

...ensuring appropriate care in the right setting

For Example:

Average SNF[3] length of stay (days) for new care-managed cohort[4]



16.5
16
15.5
15
14.5
14
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6
Month 7

Source: 2023 and 2024 Astrana Claims, Utilization Management, and product usage data

1. Notification defined as Admit Discharge Transfer (ADT) notification, fax, or phone
2. Care Partners equipped with automated prior authorizations
3. Skilled Nursing Facility
4. Medicare population

Proprietary care management platform coordinates scalable care planning workflows, ensuring no patient falls through the cracks

Example Pathways intensive care management patient journey:

Leslie is one of **10k+** high needs members risk stratified for intensive care management[1]


Leslie R. Los Angeles, CA
AMG
PCP Clinic

85% of post-IP-discharge patients successfully engaged per month[2]

92% of post-ED-discharge patients successfully engaged per month[2]

95% ADT coverage for full risk populations

After a hospital visit, Leslie is risk stratified into our Care Management program. Autonomously, our system processes an ADT notification, triggering a text to Leslie with resources and a fax and electronic message to her PCP notifying them of her visit.



Leslie's contact information is then served directly to her Astrana care manager in their task list to perform the appropriate follow ups and to ensure she feels supported with her follow-on care and medications


Call patient
Home 123-456-7890
Call
Mobile 123-456-7890
Call
Show More
Did the patient pick up?
Yes
No
Schedule appointment

On the phone, Leslie mentions she's relying on her daughter to pick up her medication. The ACM care manager creates a care goal for Leslie and a task to follow up in a week



The previously created alert is automatically processed, triggering a call back to Leslie to see how she's feeling and to confirm she received her medications. Flexible care plans and follow-ups can be created.



Note: All names, images, and situations presented are for illustrative purposes only

1. Based on highest need members risk stratified into Astrana Health's care management programs and engaged by Care Management Teamin 2024
2. Non-ACO Medicare members only; as of 8/30/24

Together, our clinical teams and technology platform drive superior patient outcomes and sustainable growth

We keep patients healthier and out of the hospital unnecessarily...

Hospital admissions per k, % change vs. benchmark[1]


42%

...And if they are admitted, we help them get to the right site of care once clinically appropriate

Hospital IP LOS, % change vs. benchmark[2]


14%

Proven ability to improve MCR and drive sustainable growth

Improvement in MCR[3] per year, since 2019


~350 bps

Proven path to profitability in new markets, on average, within

2 years

Source: Centers for Medicare and Medicaid Services

1. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Medicare Advantage patients across all consolidated IPAs and compared against CMS Medicare Advantage benchmark
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Medicare Advantage benchmark
3. Medical Cost Ratio, based on Astrana Health's core Southern California markets

Care Enablement platform creates operating leverage for new clients and Care Partners

Data Infrastructure and Provider Solutions	Clinical and Care Coordination Solutions	Payer Delegation Solutions
Ops Automation	Quality	Provider Relations
VBE[1] Suite & Data Lake	Clinical Programs	Contracting & Credentialing
Point of Care Tools	RPM[2]	Revenue Cycle
Analytics & Reporting	UM[3] & Care Management	Prior Authorization

Case studies:

Group 1, *California*


Total revenue
140%
Year 0
Year 2
Total G&A
7%
Year 0
Year 2

Group 2, *Non-California*


Total revenue
13%
Year 0
Within Year 1
Total G&A
(21%)
Year 0
Within Year 1

Source: Astrana Health financials

Relentless execution of our strategy drives unit economic improvement

Astrana playbook

- **Growth**
- **Risk Progression**
- **Outcomes and Cost**
- **Operating Leverage**

Unit economic impact



100%
85%
10 – 20%
EBITDA Margin to Astrana Health
~9-17%
Total Premium
Retained by Health Plan
Revenue to Astrana Health
Cost of care 1
OpEx 2
EBITDA to Astrana Health

Note: See "Use of Non-GAAP Financial Measures" slide for more information.

1. "Cost of care" includes all clinical spend, e.g. payments for Primary Care services, payments for Specialty Provider services, shared savings payments to Astrana Health's Care Partners, and hospital inpatient services
2. Includes operating expense and corporate overhead, as well as intercompany Care Enablement fees, excluding interest, tax, depreciation and amortization

Relentless execution of our strategy drives profitable growth

Astrana playbook

- **Growth**
- **Risk Progression**
- **Outcomes and Cost**
- **Operating Leverage**

Profitable growth

Revenue *($ in millions)*



~26% CAGR
$561
$687
$774
$1,144
$1,387
$1,750-
$1,850
2019
2020
2021
2022
2023
2024E

Adj. EBITDA *($ in millions)*



~26% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$165.0-
$185.0
2019
2020²
2021²
2022²
2023²
2024E
10%
15%
17%
12%
11%
10%

Clear visibility into continued 25%+ growth over the medium term

% Adj. EBITDA margin[1]

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of NetIncome to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue
2. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023

Astrana Guidance for 2024

($ in millions, except for per share information)

Q2 2024 financial results	
Revenue	$486.3
Net Income attr. to ASTH	$19.2
Adjusted EBITDA[2]	$47.9
EPS – Diluted	$0.40

	Actual FY 2023 Results	2024 Guidance Range
Total Revenue	$1,386.7	$1,750 - $1,850
Net Income attr. to ASTH[1]	$60.7	$54 - $66
Adjusted EBITDA[2]	$146.6	$165 - $185
EPS – Diluted[1]	$1.29	$1.12 - $1.36

1. We continue to reinvest incremental profitability into developing new markets, such as Arizona and Hawai'i. In addition, due to the purchase price allocation related to the acquisition of Community Family Care IPA and Health Plan, we are updating our amortization of intangibles. As a result, we previously revised our guidance for Net Income attr. to ASTH and EPS-Diluted
2. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA," "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2.


Investor Relations
Asher Dewhurst
investors@astranahealth.com
Astrana Health

Appendix

Astrana's scalable outcomes, rapid growth, and profitability set it apart in value-based care

	Astrana Health	Privia Health	agilon health	CareMax	P3 Health Partners
Business Model	Affiliate and owned provider model	Affiliate provider model	Affiliate provider model	Affiliate and owned provider model	Affiliate provider model
At-Risk Lives	~1.0M[1]	~1.2M[2]	~0.5M	~0.2M[3]	~0.1M
Markets	32+	14	30	6	27
Serves All Patient Types	✓	✓	✗	✗	✗
Track Record of Care Delivery	32 Years	17 Years	8 Years	13 Years	4 Years
Market Cap	$2,404M	$2,632M	$1,754M	$11M	$191M
2024E Revenue[4]	$1,809M	$2,868M[5]	$6,032M	$821M	$1,524M
2024E Adj. EBITDA[4]	$175M	$88M	($40M)	($33M)	$0.3M
Consistent Profitability[6]	✓	✓	✗	✗	✗
FV / 24E Adj. EBITDA	14.3x	26.0x	N/M	N/M	N/M

Source: Equity Research, FactSet as of 08/29/24
Note: N/M denotes FV / 24E Adj. EBITDA <0.0x; 1. Members in VBC; 2. Total membership; 3. Medicare-equivalent total membership, where commercial or Medicaid patient are discounted as 1/3 of one Medicare-equivalent member; 4. Street consensus for all companies; 5. Represents total practice collections; 6. Represents positive EBITDA over last 4 quarters

Experienced, mission-driven management team with deep clinical knowledge and a proven ability to execute











Brandon K. Sim, MS

President & Chief Executive Officer

Previous Experience

CITADEL | Securities
CardioDiagnostics

Education

Harvard University

Chan Basho, MBA

Chief Operating & Financial Officer

Previous Experience

HealthCare Partners
DaVita
Alignment Health

Education

Berkeley
Wharton University of Pennsylvania

Dinesh Kumar, MD

Chief Medical Officer

Previous Experience

HealthCare Partners
DaVita
Alignment Health

Education

Ucla
UCSF

Jaime Melkonoff, MBA

SVP & President, AstranaCare Texas

Previous Experience

Molina Healthcare
Prospect Medical Holdings, Inc.
BlueCross BlueShield Arizona
Health Choice

Education

Brandman University

Jeremy Jackson, MD

Chief Quality Officer

Previous Experience

Brigham and Women's Hospital
Founding Member, Mass General Brigham
BCG

Education

USC
Michigan Medicine
University of Michigan

Summary of Selected Financial Results

$ in thousands except per share data		Three Months Ended June 30, 2024		Three Months Ended June 30, 2023		Six Months Ended June 30, 2024		Six Months Ended June 30, 2023
Revenue								
Capitation, net	$	442,574	$	300,549	$	808,484	$	600,753
Risk pool settlements and incentives		18,408		20,121		35,785		33,583
Management fee income		1,604		12,493		5,682		22,389
Fee-for-service, net		19,959		13,262		35,896		25,324
Other revenue		3,720		1,784		4,774		3,404
Total revenue		486,265		348,209		890,621		685,453
Total expenses		456,199		321,180		830,416		636,050
Income from operations		30,066		27,029		60,205		49,403
Net income	$	21,866	$	17,482	$	38,728	$	29,970
Net income attributable to noncontrolling interests		2,695		4,312		4,722		3,668
Net income attributable to Astrana Health	$	19,171	$	13,170	$	34,006	$	26,302
Earnings per share – diluted	$	0.40	$	0.28	$	0.71	$	0.56
EBITDA[1]	$	44,412	$	36,044	$	77,101	$	60,007
Adjusted EBITDA[1]	$	47,917	$	35,772	$	90,162	$	65,599

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information.

Segment Results

For the three months ended June 30, 2024

$ in thousands		Care Partners	Care Delivery	Care Enablement	Other	Intersegment Elimination	Corporate Costs	Consolidated Total
Total revenues	$	463,277	34,857	36,172	-	(48,041)	-	486,265
% change vs prior year quarter		44%	32%	3%				40%
Cost of services		379,413	26,252	19,939	-	(12,799)	-	412,805
General and administrative expenses[1]		43,541	6,780	9,315	-	(35,247)	19,005	43,394
Total expenses		422,954	33,032	29,254	-	(48,046)	19,005	456,199
Income (loss) from operations	$	40,323	1,825	6,918	-	5[2]	(19,005)	30,066
% change vs prior year quarter		45%	221%	(9%)				11%

1. Balance includes general and administrative expenses and depreciation and amortization.
2. Income from operations for the intersegment elimination represents rental income from segments renting from other segments. Rental income is presented within other income, which is not presented in the table.

Balance Sheet Highlights

$ in millions	6/30/2024	12/31/2023	$ Change
Cash and cash equivalents and investments in marketable securities[1]	$327.7	$296.3	$31.4
Working capital	$260.5	$242.8	$17.7
Total stockholders' equity	$683.0	$616.7	$66.3

1. Excluding restricted cash

Reconciliation of Net Income to EBITDA & Adjusted EBITDA

$ in thousands	Three Months Ended June 30, 2024	Three Months Ended June 30, 2023	Six Months Ended June 30, 2024	Six Months Ended June 30, 2023
Net Income	$ 21,866	$ 17,482	$ 38,728	$ 29,970
Interest Expense	8,587	3,632	16,172	6,901
Interest income	(3,513)	(3,327)	(7,509)	(6,335)
Provision for income taxes	10,031	14,009	17,173	20,930
Depreciation and amortization	7,441	4,248	12,537	8,541
EBITDA	44,412	36,044	77,101	60,007
Income from equity method investments	(902)	(297)	(1,534)	(546)
Other, net	(2,983)[2]	(1,618)[3]	1,457[4]	(216)[3]
Stock-based compensation	7,390	4,213	13,138	7,658
APC excluded assets costs	-	(2,570)	-	(1,304)
Adjusted EBITDA	$ 47,917	$ 35,772	$ 90,162	$ 65,599
Adjusted EBITDA margin[1]	10%	10%	10%	10%

1. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue.
2. Other, net for the three months ended June 30, 2024 relates to non-cash changes related to change in the fair value of the Company's Collar Agreement, transaction costs incurred for our investments and tax restructuring fees, and reimbursement from a related party of the Company for taxes associated with the Excluded Assets spin-off.
3. Other, net for the three and six months ended June30, 2023 relates to non-cash changes in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement.
4. Other, net for the six months ended June 30, 2024 relates to financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, non-cash changes related to change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, non-cash changes related to change in the fair value of the Company's Collar Agreement, transaction costs incurred for our investments and tax restructuring fees, and reimbursement from a related party of the Company for taxes associated with the Excluded Assets spin-off.

Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

For the twelve months ended $ in millions	TTM Ended June 30, 2024	Year Ended 2023	2022	2021	2020	2019
Net Income	$ 66.6	$ 57.8	$ 45.7	$ 46.1	$ 122.1	$ 15.8
Interest expense	25.4	16.1	7.9	5.4	9.5	4.7
Interest income	(15.4)	(14.2)	(2.0)	(1.6)	(2.8)	(2.0)
Provision for income taxes	28.2	32.0	40.9	31.7	56.3	10.0
Depreciation and amortization	21.7	17.7	17.5	17.5	18.4	18.3
EBITDA[1]	126.6	109.5	110.1	99.1	203.5	46.8
Goodwill impairment	-	-	-	-	-	2.0
Income (loss) from equity method investments	(6.1)	(5.1)	(5.7)[6]	5.3[6]	(0.3)[6]	2.9
Gain on sale of equity method investment	-	-	-	(2.2)	-	-
Other, net	7.9[7]	6.2[2]	3.3[3]	(1.7)[4]	(0.5)[4]	-
Stock-based compensation	27.5	22.0	16.1	6.7	3.4	0.9
APC excluded assets costs	15.3	14.0	16.2[6]	26.4[6]	(103.3)[6]	1.5
Adjusted EBITDA[1]	$ 171.2	$ 146.6	$ 140.0	$ 133.5	$ 102.8	$ 54.2
Net Revenue	$ 1,591.8	$ 1,386.7	$ 1,144.2	$ 773.9	$ 687.2	$ 560.6
Adjusted EBITDA Margin[5]	11%	11%	12%	17%	15%	10%

1. See "Use of Non-GAAP Financial Measures" slide for more information; 2. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 3. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations; 4. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 5. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 6. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments; 7. Other, net for TTM ended June 30, 2024 consists of a reimbursement from a related party of the Company for taxes associated with the Excluded Assets spin-off, a financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC

Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

($ in thousands except per share data)	2024 Guidance Range Low	2024 Guidance Range High
Net Income	62,500	75,500
Interest expense	18,000	18,000
Provision for income taxes	28,000	35,000
Depreciation and amortization	28,500	28,500
EBITDA	137,000	157,000
Loss (income) from equity method investments	(5,000)	(5,000)
Other, net	6,000	6,000
Stock-based compensation	27,000	27,000
Adj. EBITDA	165,000	185,000

Note: See "Use of Non-GAAP Financial Measures" slide for more information.